Supplement dated December 15, 1999
                         to Prospectus dated May 1, 1999

                                       for
                ENSEMBLE SL VARIABLE SURVIVORSHIP LIFE INSURANCE
                                    Issued by
                             JPF SEPARATE ACCOUNT C
                                       of
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. Retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Jefferson Pilot Financial Insurance Company ("JP Financial") at the address or telephone number set forth below.

The purpose of this supplement is to notify you of a proposal to substitute shares of the S&P 500 Index Portfolio of Jefferson Pilot Variable Fund, Inc. ("JPVF") for shares of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") Index 500 Portfolio (the "Substitution"). On December 15, 1999 JP Financial filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, JP Financial and JPF Separate Account C propose to effect the Substitution as soon as is practicable.

JP Financial has proposed the substitution of the JPVF S&P 500 Index Portfolio for the Fidelity VIP II Index 500 Portfolio to allow JP Financial to maintain a greater proprietary identity between its variable products and the Index 500 investment option, to give JP Financial greater control with respect to administrative and compliance issues and to afford JPVF's investment advisor, Jefferson Pilot Investment Advisory Corporation, the ability to make sub-adviser changes when necessary or appropriate.

Policyowners will receive a notice within five days after the substitution that the substitution has taken place. For a thirty-one day period following the mailing of the notice, policyowners may transfer all assets, as substituted, to any other available Division of JPF Separate Account C without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one day period, any transfers will be subject to the restrictions described in the prospectus.

                   Jefferson Pilot Financial Insurance Company
                                One Granite Place
                          Concord, New Hampshire 03301

                              (800) 258-3648 x7719